SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported): October 2, 2000


                            VIRILITEC INDUSTRIES,INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)



           Delaware                   0-25659                  11-3447894
-------------------------------     ------------          ----------------------
(State or Other Jurisdiction of     (Commission           (I.R.S. Employer
Incorporation or Organization)      File Number)          Identification Number)





100 Cedarhurst Avenue, Cedarhurst, NY                           11516
----------------------------------------                      ----------
(Address of Principal Executive Offices)                      (Zip Code)


(800)775-0712 ext. 4144
---------------------------------------------------
(Registrant's telephone number, including area code)



------------------------------------------------------------
(Former Name or Former Address if Changed Since Last Report)

Item 4.  Changes in Registrant's Certifying Accountants.

                  (a) On October 2, 2000 Registrant dismissed Joseph Morgenstern CPA as its independent accountants ("JM"). This action had been approved by Registrant's Board of Directors. During its tenure, JM did not issue a report on Registrant's financial statements that either contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

                  During the period of its engagement there were no disagreements between Registrant and JM on any matter of accounting principles or practices, financial statement disclosure, or audit scope and procedure, which disagreement, if not resolved to the satisfaction of JM, would have caused it to make reference to the subject matter of the disagreement in connection with its opinion.

                  (b) On October 2, 2000 the Board of Directors of Registrant appointed Mark Cohen CPA ("MC") as its independent accountants. Prior to such engagement, Registrant did not consult with MC regarding the application of accounting principles to a specified transaction, or the type of audit opinion that may be rendered with respect to the Registrant's financial statements.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         1.       Letter by the dismissed independent accountants in
                  connection with the       disclosure under item 4 of this
                  Report.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: October 6, 2000

                                                     VIRILITEC INDUSTRIES, INC.



                                                     By: /s/ Bella Roth
                                                        --------------------
                                                           Bella Roth,
                                                           President

                                    Exhibit 1

                               JOSEPH MORGENSTERN
                           CERTIFIED PUBLIC ACCOUNTANT
                             350 Broadway, 4th Floor
                             New York,NY 10013-3911
                               TEL: (212) 925-9490
                               FAX: (212) 226-9134




                                                     October 6, 2000



Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549




Gentlemen:

         We have read and agree with the comments in Item 4(a) of Form 8-K of Virilitec Industries, Inc. dated October 2, 2000.

                                                     Very truly yours,



                                                     /s/ Joseph Morgenstern
                                                     ----------------------
                                                     Joseph Morgenstern